EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of Energy Composites Corporation after giving effect to the sale of all of the issued and outstanding shares of ECC Corrosion, Inc. (“ECC-C”).  This disposition of ECC-C comprises substantially of the assets of the Company.

Set forth below are the unaudited pro forma condensed consolidated balance sheet as at June 30, 2011 assuming the transaction occurred as of June 30, 2011 and the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010, respectively, assuming the transaction occurred on the first day of each period presented.

The unaudited pro forma condensed consolidated balance sheet, statements of operations and notes of the Company, as required by Article 11 of Regulation S-X, set forth below, provide investors with information about the continuing impact of a transaction by showing how it might have affected historical financial information if the transaction had been consummated at an earlier time.  Such pro forma information is designed to assist the investors in analyzing the future prospects of a company because they illustrate the possible scope of the change in a company’s financial position and results of operations caused by the transaction or transactions.  These pro forma statements and notes reflect the sale of  all of the issued and outstanding shares of ECC-C.

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the transaction been consummated as of June 30, 2011 or January 1, 2010, nor are they necessarily indicative of future operating results of the consolidated companies under the new ownership and management of the Company.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements, including the notes thereto, of Energy Composites Corporation included in our Form 10-K for the fiscal year ended December 31, 2010, and Form 10-Q for the six months ended June 30, 2011.

ENERGY COMPOSITES CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2011
	Energy Composites
	Corporation
	(6-30-11 historical)	Adjustments	Proforma
ASSETS

Current Assets:
Cash	$37,964	$(37,964)	$-
Accounts receivable, net of allowance for doubtful
accounts of $61,000 in 2011	581,196	(581,196)	-
Inventories, net	1,722,743	(1,722,743)	-
Other current assets	44,531	(44,531)	-
Prepaid consulting expense	2,268,000		2,268,000
Total current assets	4,654,434	(2,386,434)	2,268,000

Property and equipment, net	5,682,163	(5,682,163)	-

Other assets:
Intangible assets, net	46,052	(45,918)	134
Prepaid consulting expense, net of current portion	567,000		567,000
Total other assets	613,052	(45,918)	567,134

Total assets	$10,949,649	$(8,114,515)	$2,835,134

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt obligations	$5,393,738	$(4,329,871)	1,063,867
Line of credit - bank	235,505	(235,505)	-
Short-term notes payable	170,000	(170,000)	-
Accounts payable	1,147,615	(1,036,685)	110,930
Accounts payable - related party	48,005	(48,005)	-
Accrued expenses	385,108	(385,108)	-
Accrued payroll and payroll taxes	327,575	(327,575)	-
Customer deposits	1,489,593	(1,489,593)	-
Total current liabilities	9,197,139	(8,022,342)	1,174,797

Long-term liabilities
Long-term debt obligations, net of current portion	58,276	(58,276)	-

Total liabilities	9,255,415	(8,080,618)	1,174,797

Stockholders' equity (deficit):
Common stock - $.001 par value; 100,000,000 shares
authorized, 46,731,964 (historical) and 22,692,784 (pro forma)
shares issued and outstanding	46,733	(24,040)	22,693
Additional paid-in capital	18,767,529	24,040	18,791,569
Accumulated (deficit) retained earnings	(17,120,028)	(33,897)	(17,153,925)
Total stockholders' equity	1,694,234	(33,897)	1,660,337

Total liabilities and stockholders' equity	$10,949,649	$(8,114,515)	$2,835,134

See notes to the consolidated financial statements.

ENERGY COMPOSITES CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Energy Composites
	Corporation
	(6-30-11 historical)	Adjustments	Proforma

Revenue	$2,213,869	$(2,213,869)	$-

Cost of goods sold	1,925,755	(1,925,755)	-

Gross profit	288,114	(288,114)	-

Selling, general and administrative expenses	2,162,230	(911,672)	1,250,558

Loss from operations	(1,874,116)	623,558	(1,250,558)

Other income (expense):
Interest expense	(377,109)	141,525	(235,584)
Interest income	-		-

Total other income (expense)	(377,109)	141,525	(235,584)

Loss before provision (benefit) for income taxes	(2,251,225)	765,083	(1,486,142)

Income tax provision (benefit)	-		-

Net loss	$(2,251,225)	$765,083	$(1,486,142)

Net loss per common share - basic and diluted	$(0.05)		$(0.07)

Weighted average shares outstanding - basic and diluted	46,695,798		22,656,618

See notes to the consolidated financial statements.

ENERGY COMPOSITES CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Energy Composites
	Corporation
	(12-31-10 historical)	Adjustments	Proforma

Revenue	$6,092,742	$(6,092,742)	$-

Cost of goods sold	4,911,493	(4,911,493)	-

Gross profit	1,181,249	(1,181,249)	-

Selling, general and administrative expenses	5,151,505	(4,019,417)	1,132,088

Loss from operations	(3,970,256)	2,838,168	(1,132,088)

Other income (expense):
Interest expense	(949,903)	323,958	(625,945)
Interest income	532	(532)	-

Total other income (expense)	(949,371)	323,426	(625,945)

Loss before provision (benefit) for income taxes	(4,919,627)	3,161,594	(1,758,033)

Income tax provision (benefit)	-		-

Net loss	$(4,919,627)	$3,161,594	$(1,758,033)

Net loss per common share - basic and diluted	$(0.11)		$(0.09)

Weighted average shares outstanding - basic and diluted	43,715,761		20,026,122

See notes to the consolidated financial statements.

ENERGY COMPOSITES CORPORATION
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

1. Proposed Arrangement and Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements have been compiled for purposes of inclusion in the 14C filing relating to the sale by Energy Composites Corporation (“Company”) of all the stock of ECC Corrosion, Inc., its wholly owned subsidiary, to Jamie and Jennifer Mancl and their affiliated entities (“Sale”).

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company. The balance sheet of the Company as of June 30, 2011 was used in the preparation of the unaudited pro forma balance sheet as of June 30, 2011. The statement of operations of the Company for the six months ended June 30, 2011 and year ended December 31, 2010 were used in the preparation of the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2011 and year ended December 31, 2010 and the unaudited pro forma consolidated loss per share for the six months ended June 30, 2011 and year ended December 31, 2010.

2. Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet as at June 30, 2011 has been prepared assuming that the transaction related to the arrangement occurred on June 30, 2011.

The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2011 and the year ended December 31, 2010 has been prepared assuming that the transaction related to the arrangement occurred on the first day of each period presented.

The following summarizes the assets purchased and liabilities assumed in the transaction on a pro forma basis as of June 30, 2011:

Description	Amount

Assets Purchased:
Cash and Equivalents	$37,964
Accounts Receivable, net	581,196
Inventory	1,722,743
Other Current Assets	44,531
Property and Equipment, net	5,682,163
Intangible Assets, net	45,918
Total Assets Purchased	$8,114,515

Liabilities Assumed:
Accounts Payable	$1,084,690
Accrued Expenses	712,683
Customer Deposits	1,489,593
Notes Payable	4,793,652
Total Liabilities Assumed	$8,080,618

Assets Purchased in Excess of Liabilities Assumed	$33,897

3. Pro Forma Loss Per Share

The unaudited pro forma consolidated loss per share is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place as of January 1, 2011 and does not purport to be indicative of the effects that may be expected to occur in the future.